UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2006

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

                Delaware                    1-5740             95-2039518
     (State or other jurisdiction      (Commission File     (I.R.S. Employer
   of incorporation or organization)        Number)        Identification No.)

        3050 East Hillcrest Drive
      Westlake Village, California                                       91362
(Address of principal executive offices)                              (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to Asset Purchase Agreement

      On October 19, 2006, Diodes Incorporated (the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") and an amendment to the Asset Purchase Agreement (the "First Amendment"), with APD Semiconductor Inc., a California corporation ("APD"), and APD Semiconductor (Asia) Inc., a Cayman Islands corporation ("APD-Asia"), pursuant to which the Company would purchase from APD and APD-Asia all assets used in connection with the business of APD and APD-Asia, except for certain Excluded Assets (as defined in the Asset Purchase Agreement) (the "Assets"), free and clear of all Encumbrances (as defined in the Asset Purchase Agreement), and would assume certain Assumed Liabilities (as defined in the Asset Purchase Agreement).

      The Asset Purchase Agreement and the First Amendment are more fully described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2006.

      On October 31, 2006, the Company entered into a Second Amendment to the Asset Purchase Agreement (the "Second Amendment") and consummated the transactions contemplated by the Asset Purchase Agreement and the First Amendment and the Second Amendment. The Second Amendment provided, among other things, that the Company would (1) acquire certain customer and supplier purchase orders of APD and APD-Asia, (2) not acquire certain miscellaneous assets of APD and APD-Asia, (3) waive the breach of APD and APD-Asia of certain representations and warranties in the Asset Purchase Agreement and release them from any claims based upon such breaches, and (4) pay all Taiwan VAT relating to the sale of the Assets by APD-Asia to the Company pursuant to the Asset Purchase Agreement.

      The foregoing description of the Second Amendment, does not purport to be complete and is qualified in its entirety by reference to the copy of the Second Amendment which is filed as Exhibit 2.1 to this Report, and is incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

      On November 1, 2006, the Company issued a press release announcing third quarter 2006 results. A copy of the press release is attached as Exhibit 99.1 to this Report.

      On November 1, 2006, the Company held a conference call to discuss its third quarter 2006 results. A copy of the transcript is attached as Exhibit 99.2 to this Report.

      During the conference call on November 1, 2006, Dr. Keh-Shew Lu, President and Chief Executive Officer, Carl C. Wertz, Chief Financial Officer, and Mark King, Senior Vice President of Sales and Marketing, made additional comments during a question and answer session. A copy of the transcript is attached as
Exhibit 99.3 to this Report.

      The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.


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Cautionary Information Regarding Forward-Looking Statements

      Except for the historical and factual information contained in the press release, conference call transcript and question and answer transcript attached as exhibits to this Report, the matters set forth therein (including statements as to the expected benefits of the acquisition and business outlook, and other statements identified by words such as "estimates," "expects," "projects," "plans," "will" and similar expressions) are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: the possibility that APD's business will not be integrated successfully into the Company's; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; and the impact of competition and other risk factors relating to our industry and business as detailed from time to time in the Company's reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits.

Exhibit
 Number   Description
-------   -----------
   2.1 Second Amendment to Asset Purchase Agreement dated as of October 31, 2006, by and among Diodes Incorporated, DII Taiwan Corporation Ltd., APD Semiconductor, Inc. and APD Semiconductor (Asia) Inc.

  99.1 Press release dated November 1, 2006 entitled: "Diodes Incorporated Reports Record Third Quarter Results."

  99.2    Conference call transcript dated November 1, 2006.

  99.3    Question and answer transcript dated November 1, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DIODES INCORPORATED


Date: November 3, 2006                  By /s/ Carl C. Wertz
                                           -------------------------------------
                                           Carl C. Wertz,
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
   2.1 Second Amendment to Asset Purchase Agreement dated as of October 31, 2006, by and among Diodes Incorporated, DII Taiwan Corporation Ltd., APD Semiconductor, Inc. and APD Semiconductor (Asia) Inc.

  99.1 Press release dated November 1, 2006 entitled: "Diodes Incorporated Reports Record Third Quarter Results."

  99.2    Conference call transcript dated November 1, 2006.

  99.3    Question and answer transcript dated November 1, 2006.


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